Exhibit 10.1

LOAN PURCHASE AND SALE AGREEMENT

THIS LOAN PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of August 30, 2013 by and between Capital One Bank, N.A., (“Capital One”), as Administrative Agent (in such capacity, the “Administrative Agent”) and Lender, Iberiabank (“Iberia”) and Cadence Bank, N.A. (“Cadence” and with Capital One and Iberia, each a Seller, and collectively, the “Sellers”), and White Elk LLC, a Delaware limited liability company (“White Elk”), having an address of 1212 Avenue of the Americas, 19th Floor, New York, New York 10036, Resource Value Group LLC, on behalf of one or more beneficial holders of the Loan under the Credit Agreement (“Resource” and with White Elk, each a “Buyer” and collectively, the “Buyers”).

RECITALS

A. Sellers are party to that certain Credit Agreement dated December 24, 2010 (as amended, the “Credit Agreement”) by and among Black Elk Energy Offshore Operations, LLC, a Texas limited liability company (the “Borrower”), the Guarantors party thereto, Capital One, N.A., as Administrative Agent for the Lenders (“Administrative Agent”) and the Lenders signatory thereto (the “Lenders”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Credit Agreement.

B. Pursuant to the terms of the Credit Agreement, Administrative Agent and Lenders agreed to make loans and extensions of credit on behalf of Borrower. As of the date hereof, the aggregate amount of the Commitments of the Lenders under the Credit Agreement is $25,000,000, the current Borrowing Base under the Credit Agreement is $25,000,000, and the aggregate amount of all outstanding Loans under the Credit Agreement is $20,831,976.

C. Buyers wish to purchase from Sellers, all of Sellers’ right, title and interest in and to the Commitments, Loans and the Loan Documents (collectively the “Loan Assets”), all upon and pursuant to, the terms and conditions described in this Agreement and White Elk wishes to assume the role of Administrative Agent and Collateral Agent under the Credit Agreement and Loan Document.

NOW, THEREFORE, based on the above Recitals (which are incorporated into and made part of this Agreement by this reference), and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1. Conveyance. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, (a) each Seller, hereby agrees to sell, assign and convey to Buyers and Buyers hereby agree to purchase and accept from each Seller, all of each Seller’s right, title and interest in and to its rights and obligations under the Credit Agreement and Loan Documents, including but without limitation all Loans and Commitments and (b) White Elk agrees to accept and assume all obligations of the Administrative Agent under the Credit Agreement and the Loan Documents, all subject to and in accordance with the terms and provisions of this Agreement (the “Purchase Transaction”). The Purchase Transaction shall close on August 30, 2013 (the “Closing Date”) and Buyers shall deliver to the Administrative Agent, for the Sellers, the Purchase Price by wire transfer of immediately available funds by 3:00 p.m. EST on August 30, 2013.

2. Purchase Price. Buyers shall pay to Administrative Agent for the benefit of the Sellers the Purchase Price as follows:

(a) Each Buyer shall be obligated to pay 100% of the aggregate principal balance of all outstanding Loans under the Credit Agreement as of the Closing Date, plus all accrued unpaid interest plus fees and expenses (the “Purchase Price”).

(b) The Purchase Price is as follows:

Principal:	$20,831,976.00
Accrued Interest to August 30, 2013:	$123,428.73
Agency Fees:	$12,739.73
Attorneys Fees:	$99,492.15
TOTAL	$21,067,636.61

(c) The Buyers shall pay the Purchase Price to Administrative Agent for the benefit of the Sellers on the Closing Date by wire transfer pursuant to the wire instructions listed on Schedule 1 attached hereto.

3. Assignment and Assumption. On the Closing Date (a) the Sellers and Buyers shall execute and deliver an Omnibus Assignment and Assumption of Loans, Loan Documents and Related Liens and Security Instruments and Appointment of Agent in the form attached hereto as Exhibit A; (b) Administrative Agent shall resign as Administrative Agent under the Credit Agreement and White Elk hereby shall accept and assume all obligations as administrative agent thereunder (the “Successor Administrative Agent”); (c) Capital One, in its capacity as Administrative Agent shall execute and deliver to White Elk, in its capacity as the Successor Administrative Agent, an Assignment of Mortgages, in the form attached hereto as Exhibit B; (d) Borrower shall execute and deliver new Notes to each Buyer in the principal amount of their respective Commitments in replacement of the Notes previously issued to the Sellers; and (e) Buyers and Sellers shall execute and deliver to Administrative Agent all other documents necessary to consummate the Purchase Transaction, including assignments and/or amendments to the Loan Documents and/or Intercreditor Agreements.

4. Loan Documents. On the Closing Date, Administrative Agent shall deliver to Buyers an original counterpart of each Loan Document (or if an original counterpart of each such Loan Document is not in Administrative Agent’s possession, a photocopy of each such original counterpart).

5. Seller’s Representations and Warranties. The purchase and sale of the Loan Assets as described in this Agreement is made without representation, warranty, recourse or guaranty of any kind, express or implied, except that each Seller represents and warrants to Buyers severally and not jointly as of the date hereof as follows:

5.1 Authority. Seller holds its legal and beneficial interest in the Loans and the other Loan Assets free and clear of any liens, claims, security interests, pledges, charges or encumbrances of any nature whatsoever, and has full right, power and authority to execute, deliver and perform its obligations under this Agreement and the right to transfer such interest to Buyers without the consent of any third party. Seller has not previously conveyed its interest in the Loan Assets. Seller is transferring its interest in the Loan Assets free and clear of any and all participation interests, liens, pledges, charges, security interests or encumbrances of any kind or nature whatsoever encumbering the Loans or the Loan Documents or any interest therein.

5.2 Binding Effect. This Agreement and the sale, assignment and transfer of the Loan Assets constitute a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

5.3 No Conflict. The execution, delivery and performance of this Agreement by Seller does not conflict with the organizational documents of Seller, or with any law, rule, statute, writ or regulation applicable to Seller.

Each Seller’s representations and warranties set forth in this Section 5 shall survive the Closing of the Purchase Transaction.

6. Administrative Agent’s Representations and Warranties. The Administrative Agent represents and warrants to Buyers as the date hereof as follows:

6.1 Loan Documents. Schedule 2 contains a true, correct and complete list of the Loan Documents, as each may have been amended or modified as of the date hereof (and to the extent no amendment or modification is noted, Administrative Agent represents and warrants that no amendment or modification has been made to the applicable Loan Documents other than partial releases of certain mortgages, all of which are of record), and Administrative Agent has delivered to the Successor Administrative Agent true, correct and complete copies of each of the documents, instruments and agreements listed on Schedule 2.

6.2 Loan Balance. The outstanding principal balance of the Loans as of the date of this Agreement is Twenty Million Eight Hundred Thirty-One Thousand Nine Hundred Seventy-Six and No/100 Dollars ($20,831,976). Interest on the Loans as provided in the Loan Documents has been paid through July 31, 2013 and has been accruing at the rate of interest set forth in the note(s) evidencing the Loans since August 1, 2013. As of the date of this Agreement, the aggregate accrued and unpaid interest payable under the Loan Documents is $123,428.73, the accrued and unpaid fees under the Loan Documents are $12,739.73, the accrued and unpaid expenses under the Loan Documents are $99,492.15 and there are no reserves being maintained under the Loan Documents.

Administrative Agent’s representations and warranties set forth in this Section 6 shall survive the Closing under the Purchase Transaction.

7. Buyers’ Representation and Warranties. Each Buyer represents and warrants severally and not jointly to Sellers as of the date hereof:

7.1 Authority. Buyer has full power and authority to execute, deliver and perform its obligations under this Agreement.

7.2 Binding Effect. This Agreement and the purchase and assumption of the Loan Assets as contemplated by this Agreement constitute a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

7.3 No Conflict. The execution, delivery and performance of this Agreement by Buyer does not conflict with the organizational documents of Buyer, or with any law, rule, statute, writ or regulation applicable to Buyer.

7.4 Own Account. Buyer is purchasing the Loan Assets for its own account, without view to, or any present intention of, distribution thereof or of any interest therein.

7.5 Independent Investigation. Each Buyer hereby acknowledges receipt of copies of the Loan Documents for its review, and that Buyer has made its own independent investigation of the financial condition of the Borrower, and has reviewed and made its own determination as to matters related thereto, including without limitation: (1) the enforceability of the Loan Documents and (2) the existence, condition, location or value of any property, real or personal, encumbered pursuant to or affected by or described in any of the Loan Documents, including without limitation, the Collateral.

7.6 As-Is. Except as expressly set forth herein in Sections 5 and 6 of this Agreement, Sellers have made no warranties or representations to Buyers or any agent of Buyer with respect to the Loans, any or all of the security thereof, the Loan Documents or the collectability or enforceability of the obligations evidenced thereby and the transactions to be consummated hereby are strictly on an “AS IS” basis.

Each Buyer’s representations and warranties set forth in this Section 7 shall survive the Closing of the Purchase Transaction.

8. Disclaimer. EXCEPT AS EXPRESSLY SET FORTH HEREIN IN SECTIONS 5 AND 6 OF THIS AGREEMENT, EACH BUYER ACKNOWLEDGES AND AGREES THAT THE EXISTING ADMINISTRATIVE AGENT AND THE LENDERS ARE NOT MAKING ANY REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO (A) THE LOANS, THE LOAN DOCUMENTS, THE BORROWER OR THE MORTGAGED PROPERTY OR THE COLLATERAL, (B) THE BUSINESS OR FINANCIAL CONDITION OF BORROWER OR ANY GUARANTOR, (C) THE PHYSICAL CONDITION OF ANY PROPERTY OR ASSET COMPRISING ALL OR A PART OF ANY MORTGAGED PROPERTY OR THE COLLATERAL, (D) THE STATUS, PAYMENT OR NONPAYMENT OF ANY AMOUNTS DUE OR PAST DUE UNDER THE LOAN DOCUMENTS OR ANY REAL ESTATE TAXES OR ASSESSMENTS WITH RESPECT TO ANY MORTGAGED PROPERTY, (E) THE STATUS OF THE LOANS OR THE EXISTENCE OF ANY DEFAULT OR EVENTS OF DEFAULT UNDER THE LOAN DOCUMENTS (F) THE PRESENCE OR ABSENCE OF ANY HAZARDOUS WASTE, TOXIC SUBSTANCES, ASBESTOS OR ASBESTOS CONTAINING MATERIALS AFFECTING ANY MORTGAGED PROPERTY, (G) COMPLIANCE OR NON-COMPLIANCE OF THE MORTGAGED PROPERTY WITH

ANY LAWS, RULES OR REGULATIONS, INCLUDING WITHOUT LIMITATION, THOSE REGARDING HAZARDOUS WASTE, TOXIC SUBSTANCES, ASBESTOS OR ASBESTOS CONTAINING MATERIALS, (H) THE LEASES, INCOME OR EXPENSES OF ANY MORTGAGED PROPERTY, (I) COMPLIANCE OF ANY MORTGAGED PROPERTY WITH ANY APPLICABLE BUILDING CODES, ZONING ORDINANCES OR REGULATIONS, (J) THE CREDITWORTHINESS OF BORROWER OR THE VALUE OF THE MORTGAGED PROPERTY, OR (K) THE ENFORCEABILITY OR LEGAL SUFFICIENCY OF ANY OF THE LOAN DOCUMENTS. EACH BUYER AGREES THAT IT IS ACCEPTING THE LOANS AND THE LOAN DOCUMENTS AS IS. FURTHER EACH BUYER ACKNOWLEDGES THAT DEFAULTS AND EVENTS OF DEFAULT HAVE OCCURRED AND CURRENTLY EXIST UNDER THE LOAN DOCUMENTS, INCLUDING BORROWER’S VIOLATION OF THE PAYABLES RESTRICTION FINANCIAL COVENANT IN SECTION 9.01(A) OF THE CREDIT AGREEMENT, AND EACH BUYER IS PURCHASING AND ASSUMING THE LOANS AND LOAN DOCUMENTS WITH SUCH KNOWLEDGE.

9. RELEASE. UPON CLOSING THE PURCHASE TRANSACTION, EACH BUYER ASSUMES THE RISK OF ADVERSE MATTERS WHICH MAY NOT HAVE BEEN REVEALED BY EACH BUYER’S DUE DILIGENCE. AS OF THE CLOSING DATE, EACH BUYER, FOR ITSELF AND ITS AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS, HEREBY WAIVES, INDEMNIFIES, RELEASES AND FOREVER DISCHARGES ADMINISTRATIVE AGENT AND THE LENDERS, THEIRS RESPECTIVE AGENTS, EMPLOYEES, DIRECTORS, OFFICERS, ADVISORS, AFFILIATES, INTEREST HOLDERS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASEES”) FROM ANY AND ALL RIGHTS, CLAIMS AND DEMANDS AT LAW OR IN EQUITY, WHETHER KNOWN OR UNKNOWN AT THE TIME OF THIS AGREEMENT, WHICH EACH BUYER HAS OR MAY HAVE IN THE FUTURE, ARISING OUT OF THE LOAN, THE LOAN DOCUMENTS, OR THE PURCHASE TRANSACTION INCLUDING, WITHOUT LIMITATION, ALL CLAIMS IN TORT OR CONTRACT AND ANY CLAIM FOR INDEMNIFICATION OR CONTRIBUTION ARISING UNDER FEDERAL, STATE OR LOCAL STATUTE, RULE OR REGULATION, AND ALL OTHER DUE DILIGENCE MATTERS DESCRIBED IN THIS SECTION OR ANY OTHER PROVISIONS OF THIS AGREEMENT. THE RELEASEES SHALL BE THIRD PARTY BENEFICIARIES HEREUNDER WITH RESPECT TO THE RELEASE CONTAINED IN THIS PARAGRAPH. THE RELEASE CONTAINED IN THIS PARAGRAPH AND THE DISCLAIMER CONTAINED IN THE IMMEDIATELY PRIOR PARAGRAPH SHALL SURVIVE THE CLOSING OF THE PURCHASE TRANSACTION.

10. Headings. Paragraph and section headings are for convenience of reference only and shall in no way affect the interpretation of the Agreement.

11. Borrower’s Consent. Borrower acknowledges and consents to the sale of the Loan Assets to Buyers, including but not limited to the Loans outstanding under the Credit Agreement.

12. Counterparts. This Agreement may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same instrument. Transmission of a signed copy of the Agreement by one party to another party (or by or to their counsel) by fax, email or similar electronic means will have the same force and effect as delivery of the original signed counterpart so transmitted.

13. Governing Law; Jurisdiction; Jury Waiver. (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to any choice-of-law provisions.

(b) Each party hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, trial by jury in any legal action or proceeding relating to this Agreement and for any counterclaim therein.

14. Entire Agreement; Modifications. This Agreement constitutes the final expression of the entire agreement of the parties with respect to the subject matter of this Agreement, and the provisions of this Agreement may only be modified by the written agreement of Sellers and Buyers. This Agreement supersedes all prior agreements, oral or written, by the parties with respect to the subject matter of this Agreement. Neither party is relying on any oral, written or implied representation or warranty not expressly set forth in this Agreement.

15. Binding Effect. This Agreement is binding upon the parties and their respective agents, heirs, administrators, representatives, executors, successors and assigns, and inures to the benefit of the parties and each of them, and to their respective agents, heirs, administrators, representatives, executors, successors and assigns.

16. Severability. Each part of this Agreement is intended to be severable. If any term, covenant, condition or provision hereof is unlawful, invalid or unenforceable for any reason whatsoever, and such illegality, invalidity or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect, as if the invalid or unenforceable part had not been included.

17. Further Assurance. Sellers and Buyers each agree to execute and deliver such instruments, documents, agreements, and certificates, and take such action as the other may, from time to time, reasonably request in order to effectuate the purpose and carry out the terms of this Agreement.

18. No Third Party Beneficiaries. Except as provided in Section 9 above, nothing express or mentioned in this Agreement is intended or will be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of Sellers and Buyers and for the benefit of no other person.

19. Exhibits and Schedules. All exhibits and schedules attached to this Agreement are hereby incorporated into this Agreement with the same force and effect as if the terms and provisions of such exhibits and schedules were set forth herein above in the body of this Agreement.

20. No Waiver of PPVA Purchase Obligations. By entering into this Purchase Agreement, the Sellers are not (a) waiving their rights and remedies under that certain Letter Loan Purchase Agreement dated July 31, 2013 by and among the Sellers, PPVA Black Elk Equity LLC (“PPVA”) and the Borrower (b) releasing PPVA from its duties and obligations thereunder, or (c) releasing any guarantor from its duties and obligations under the Guaranty dated July 31, 2013 executed in connection with such Letter Loan Purchase Agreement. All such duties and obligations of PPVA under the Letter Loan Purchase Agreement and each Guarantor under the Guaranty continue to exist. Upon the closing of the Purchase Transaction and receipt by the Administrative Agent of the Purchase Price the Letter Loan Purchase Agreement and Guaranty will terminate and will be of no further force and effect.

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Loan Purchase and Sale Agreement as of the date written above.

SELLERS:

CAPITAL ONE, N.A.

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Vice President

IBERIABANK

By:	/s/ Cameron D. Jones
Name:	Cameron D. Jones
Title:	Vice President

CADENCE BANK, N.A.

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Senior Vice President

[Signature Page—Loan Purchase and Sale Agreement]

BUYERS:

WHITE ELK LLC

By:	/s/ Jaime Hartman
Name:	Jaime Hartman
Title:	Authorised Signatory

RESOURCE VALUE GROUP LLC, on behalf of one or more beneficial holders of the Loans under the Credit Agreement

By:	/s/ David Levy
Name:	David Levy
Title:

[Signature Page—Loan Purchase and Sale Agreement]

Agreed to this 30th day of August, 2013

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC, a Texas limited liability company

By:	/s/ Bruce P. Koch
Name:	Bruce P. Koch
Title:	CFO

[Signature Page—Loan Purchase and Sale Agreement]